SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 2, 1996



                             Regent Bancshares Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




  New Jersey                      0-17753                     23-2440805
  ----------                      -------                     ----------
(State or other                 (Commission                (I.R.S. Employer
jurisdiction of                 File Number)              Identification No.)
 incorporation)



1430 Walnut Street, Philadelphia, Pennsylvania                     19103
----------------------------------------------                     -----
   (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (215) 546-6500



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)






                                                              Page 1 of 44 pages
                                                         Exhibit index on page 6



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Item 5. Other Events.

        On October 2, 1996, Registrant and Registrant's wholly owned subsidiary, Regent National Bank (the "Bank"), executed an amendment (the "Amendment") to the Amended and Restated Agreement and Plan of Merger (the "Merger Agreement") with Carnegie Bancorp ("Carnegie") and Carnegie Bank, N.A. ("CBN"), dated as of August 30, 1995, pursuant to which Registrant will merge (the "Merger") with and into Carnegie with Carnegie as the surviving corporation and the Bank will merge (the "Bank Merger") with and into CBN with CBN as the surviving bank under the name "Carnegie Bank, N.A." The Merger and the Bank Merger are subject to approval by the stockholders of Carnegie and Registrant as well as various regulatory approvals, including approval by the Office of the Comptroller of the Currency and the Board of Governors of the Federal Reserve System. For further information regarding the terms and conditions of the Amendment, reference is made to the Amendment filed as Exhibit 1 hereto and incorporated herein by reference.

        As amended by the Amendment, the Merger Agreement includes as a condition precedent to the obligations of Carnegie that the Bank charge-off, prior to the Effective Time (as defined in the Merger Agreement) of the Merger, all of the Bank's automobile insurance premium finance loans (the "IPF Loans"). In connection with such requirement, Registrant, on behalf of the holders of its Common Stock and Preferred Stock (the "Beneficiaries"), the Bank and John J. Lyons, Frederick W. Dreher and Abraham Bettinger, as Trustees, entered into a Liquidating Trust Agreement (the "Liquidating Trust Agreement"), dated as of October 2, 1996, pursuant to which the Bank will transfer to a liquidation trust (the "Liquidation Trust") as of the Effective Time all of its IPF Loan receivables, and all interests relating thereto, and certain other charged-off loan receivables and claims or recoveries not reflected as assets on the Bank's balance sheet, among other items (the "Receivables"). For a period of approximately three years, the trustees of the Liquidation Trust will actively seek to collect any outstanding Receivables, whereupon the trustees will distribute to the Beneficiaries their pro rata portion of the net proceeds of the Liquidation Trust. Under the terms of the Liquidating Trust Agreement, prior to making any distributions to the Beneficiaries, the Liquidation Trust must indemnify Carnegie and CBN for all expenses incurred in connection with any claims against Registrant or the Bank for actions taken prior to the Effective Time to the extent of the net proceeds of the Liquidation Trust. For further information regarding the terms and conditions of the Liquidating Trust Agreement, reference is made to the form of the Liquidating Trust Agreement filed as Exhibit 2 hereto and incorporated herein by reference.

        As amended by the Amendment, the Merger Agreement also provides that, upon consummation of the Merger, the outstanding Common Stock and Preferred Stock of Registrant will be converted into the right to receive Common Stock of Carnegie and an interest in the Liquidating Trust as follows:



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



        (i) each share of Registrant's Common Stock will be converted into the right to receive (a) from Carnegie that fraction of a share of Carnegie Common Stock equal to the quotient (the "Conversion Ratio") obtained from dividing the adjusted book value per share of Registrant (as defined in the Amendment) by the adjusted book value per share of Carnegie (as defined in the Amendment) and
(b) from Registrant one uncertificated unit of beneficial interest in the Liquidation Trust (a "Unit"). In determining adjusted book value per share, the Amendment requires that Registrant subtract from or add to, as the case may be, its total shareholders' equity unrealized holding gains or losses on available for sale securities held by the Bank, and subtract all IPF Loans made by the Bank and $410,000 for Merger-related expenses incurred by Carnegie, and requires that Carnegie subtract from or add to, as the case may be, its total shareholders' equity unrealized holding gains or losses on available for sale securities held by CBN; and

        (ii) each share of Registrant's Series A, Series B, Series C, Series D and Series E Convertible Preferred Stock will be converted into the right to receive (a) that fraction of a share of Carnegie Common Stock as is equal to the Conversion Ratio and (b) one Unit in the Liquidation Trust.

        The Merger Agreement as amended by the Amendment does not provide for the purchase or exchange by Carnegie of Registrant's outstanding warrants and options. Instead, the expiration date of all outstanding options and warrants of Registrant will be extended to the earlier of November 30, 1996, during which period such options and warrants will be exercisable in accordance with their respective terms, or 30 days after the termination of the Merger Agreement, during which period such warrants and options will be exercisable in accordance with their respective terms. The Amendment provides that Registrant's organizers will agree not to exercise the options and warrants held by them.

        The Effective Time of the Merger, which is subject to the maintenance by Registrant of a specified net worth and to other conditions specified in the Merger Agreement as amended by the Amendment, is expected to take place on or about April 30, 1997.

        Exhibit 3 to this Form 8-K Report is the press release regarding the Amendment issued by Registrant on October 3, 1996.

        On October 10, 1996, the Bank, acting by and through its Board of Directors, entered into a written agreement pursuant to 12 U.S.C. section 1818(b)(1) (the "Regulatory Agreement") with the Office of the Comptroller of the Currency (the "OCC"). The Bank believes that it is currently in compliance with all of the provisions of the Regulatory Agreement in all material respects and anticipates that, absent unforeseen circumstances, it will be able to remain in compliance with the Regulatory Agreement in all material respects. Under the Regulatory Agreement, the Bank is required, subject to OCC review or approval, to (i) adopt and implement within 30 days an action plan to improve the Bank,
(ii) achieve capital levels specified in the Regulatory Agreement at October 31, 1996 and December 31, 1996, (iii) within 30 days develop a three-year capital program aimed at identifying means for the Bank to maintain adequate capital levels and establishing restrictions on the payment of dividends, (iv) continue the liquidation of the Bank's IPF Loans in accordance with specified procedures, (v) review the adequacy of the Bank's allowance for loan and lease losses and establish a program for the maintenance of adequate allowances by the Bank for loan and lease losses in compliance with OCC requirements, (vi) review the Bank's liquidity on a weekly basis and take appropriate action to ensure adequate sources of liquidity in relation to the Bank's needs, and (vii) appoint a committee of directors responsible for monitoring the Bank's compliance with the terms of the Regulatory Agreement and reporting thereon to the OCC. For further information regarding the terms and conditions of the Regulatory Agreement, reference is made to the Regulatory Agreement filed as Exhibit 4 hereto and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

          (a)   Financial statements of businesses acquired:

                Not applicable.

          (b)   Pro forma financial information:

                Not applicable.

          (c)   Exhibits:

                1. Amendment, dated as of October 2, 1996, to the Amended and Restated Agreement and Plan of Merger dated as of August 30, 1995 among Carnegie Bancorp, Carnegie Bank, N.A., Regent Bancshares Corp. and Regent National Bank.

                2. Form of Liquidating Trust Agreement, dated as of October 2, 1996, by and among Regent Bancshares Corp., on behalf of the holders of its securities, Regent National Bank and John J. Lyons, Frederick W. Dreher and Abraham Bettinger, as Trustees.

                3. October 3, 1996 press release issued by Regent Bancshares
                Corp.

                4. Agreement By And Between Regent National Bank Philadelphia, Pennsylvania and The Office Of The Comptroller Of The Currency and Addendum thereto dated October 10, 1996.

                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             REGENT BANCSHARES CORP.


Date:  October 16, 1996                     By: /s/ David W. Ring
                                                -----------------------------
                                                David W. Ring, Chairman and
                                                Chief Executive Officer


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



                                  EXHIBIT INDEX



                                                          Sequentially numbered
Exhibit Number            Description                              page
--------------            -----------                     ---------------------

      1               Amendment, dated as of                         7
                      October 2, 1996, to the
                      Amended and Restated
                      Agreement and Plan of
                      Merger dated as of
                      August 30, 1995 among
                      Carnegie Bancorp,
                      Carnegie Bank, N.A.,
                      Regent Bancshares Corp.
                      and Regent National
                      Bank


     2                Form of Liquidating Trust                     22
                      Agreement, dated as of
                      October 2, 1996, by and
                      among Regent Bancshares
                      Corp., on behalf of the
                      holders of its securi-
                      ties, Regent National
                      Bank and John J. Lyons,
                      Frederick W. Dreher and
                      Abraham Bettinger, as
                      Trustees


    3                 October 3, 1996 Press                         32
                      Release issued by
                      Regent Bancshares Corp.


    4                 Agreement By And                              33
                      Between Regent National
                      Bank Philadelphia,
                      Pennsylvania and The
                      Office Of The Comptroller
                      Of The Currency
                      and Addendum thereto
                      dated October 10, 1996.

                                                                       Exhibit 1

         AMENDMENT TO AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER


        THIS AMENDMENT (this "Amendment") dated as of October 2, 1996 is made to the AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (the "Agreement") dated as of August 30, 1995 by and among Carnegie Bancorp, a New Jersey corporation and registered bank holding company ("Carnegie"), Carnegie Bank, N.A., a national banking association ("CBN"), Regent Bancshares Corp., a New Jersey corporation and registered bank holding company ("Regent") and Regent National Bank, a national banking association ("Bank"). All capitalized terms used herein but not defined herein shall have the respective meanings assigned to them in the Agreement.

        Carnegie desires to merge with Regent (the "Merger") and Carnegie's and Regent's Boards of Directors have respectively determined, based upon the terms and conditions hereinafter set forth, that the Merger is in the best interests of Carnegie and Regent and their respective stockholders. The Merger will be accomplished by merging Regent with and into Carnegie with Carnegie as the surviving corporation and, at the same time, merging the Bank with and into CBN with CBN as the surviving bank, and holders of Regent securities receiving the consideration hereinafter set forth. The Boards of Directors of Regent, Carnegie, the Bank and CBN have duly approved and adopted this Amendment and the Boards of Directors of Carnegie and Regent have directed that the Agreement as amended by this Amendment be submitted to their respective stockholders for approval and adoption. Except as expressly amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed.

        Accordingly, the parties hereto agree as follows:

        1. Section 1.5 of the Agreement is hereby amended so that as amended
Section 1.5 shall read in its entirety as follows:

                "1.5 Directors and Officers. As of the Effective Time, the Surviving Corporation shall have eleven (11) directors, which shall consist of nine (9) directors designated by the Board of Directors of Carnegie from the current members of the Board of Directors of Carnegie and two (2) directors designated by the Board of Directors of Regent from the current members of the Board of Directors of Regent or the Bank, each to hold office in accordance with the Certificate of Incorporation and By-laws of the Surviving Corporation and until his or her successor is duly elected or appointed or his or her earlier death, resignation or removal. The directors of the Surviving Corporation to be designated by Regent shall be named by the Board of Directors of Regent before the filing of the Form S-4 Registration Statement contemplated by
        Section 5.6(e) of the Agreement from among Messrs. Bettinger, Biondi, Dwares, Porter and Ring and Mrs. Teaford. Each director of the Surviving Corporation designated by Regent shall be granted options to purchase shares of Carnegie Common Stock at an exercise price equal to the closing price of Carnegie Common Stock on the date of the Effective Time, which options shall be for a number of shares consistent with Carnegie's standard director compensation policy (approximately 13,000 shares) and which options shall have a term of 10 years. The Board of Directors of the Surviving Corporation agrees, subject to satisfaction of its fiduciary duties, to (i) nominate for reelection as directors of the Surviving Corporation at its 1997 Annual Meeting of Stockholders each of Carnegie's and Regent's designees as the initial directors of the Surviving Corporation as specified herein and (ii) recommend to the stockholders of the Surviving Corporation and otherwise use its best efforts to cause the election of such nominees."

        2. Section 1.7 of the Agreement is hereby amended so that as amended
Section 1.7 shall read in its entirety as follows:

                "1.7 The Bank Merger. Immediately following the Effective Time, the Bank shall be merged with and into CBN (the "Bank Merger") in accordance with the provisions of the National Bank Act, as amended, and CBN shall be the surviving bank (the "Surviving Bank"). Upon the consummation of the Bank Merger, the separate corporate existence of the Bank and CBN shall be merged into and continued in the Surviving Bank and such Surviving Bank shall be deemed to be the same corporation as each bank participating in the Bank Merger. All rights, franchises and interests of the Bank and CBN in and to every type of property and choses in action shall be transferred to and vested in the Surviving Bank by virtue of the Bank Merger, and the Surviving Bank shall hold and enjoy all rights of property, franchises and interests, including appointments, designations and nominations, and all other rights and interests in every fiduciary capacity, in the same manner and to the same extent as such rights, franchises and interests were held or enjoyed by any one of the merging banks at the time of the Bank Merger. Upon the consummation of the Bank Merger, the Articles of Association of CBN shall become the Articles of Association of the Surviving Bank and the Bylaws of CBN immediately prior to the Effective Time shall become the By-laws of the Surviving Bank. The Surviving Bank shall have eleven
        (11) directors, which shall consist of nine (9) directors appointed by Carnegie from among the current members of the Board of Directors of Carnegie and two (2) directors appointed by Regent, each to hold office for a one year term in accordance with the Articles of Association and By-laws of the Surviving Bank and until his or her successor is elected or appointed or his or her earlier death, resignation or removal. The directors of the Surviving Bank appointed by Regent shall be the persons named by Regent's Board of Directors as directors of the Surviving Corporation pursuant to Section 1.5 hereof. In connection with the execution of this Amendment, the Bank and CBN shall execute and deliver a separate merger agreement (the "Bank Merger Agreement") in the form of
        Schedule 1.7(b), annexed hereto, for delivery to the OCC (as hereinafter defined) for approval of the Bank Merger."

        3. Section 2.1 of the Agreement is hereby amended so that as amended
Section 2.1 shall read in its entirety as follows:

                "2.1 Extension of Certain Regent Securities. Promptly after the date hereof, Regent shall take all necessary steps to extend the expiration date of all outstanding Regent Options and Regent Warrants (in each case as hereinafter defined) to the extent required from their current expiration date, so that, as extended, the expiration date of such options and warrants shall be the earlier of November 30, 1996, during which period such options and warrants shall be exercisable for the purchase of Regent Common Stock in accordance with their respective terms, or thirty (30) days after the termination of this Agreement, during which period (i.e., the thirty (30) days commencing on the termination of this Agreement) such warrants and options may be exercised for the purchase of Regent Common Stock in accordance with their respective terms."

        4. Section 2.2 of the Agreement is hereby amended so that as amended
Section 2.2 shall read in its entirety as follows:

                "2.2 Regent Securities. Each share of Regent Common Stock and Regent Preferred Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of Carnegie, Regent or the holder thereof, be cancelled and extinguished and be converted into the right to receive, upon the surrender of the certificate or other instrument representing such security, shares of Carnegie Common Stock, no par value ("Carnegie Common Stock"), and an interest in the Regent Liquidation Trust (as hereinafter defined) as follows:

                           "(a) Regent Common Stock. Each outstanding share of the Common Stock, $0.10 par value, of Regent (the "Regent Common Stock") (other than Dissenting Shares as hereinafter defined) shall by virtue of the Merger and without any action on the part of Carnegie, Regent or the holder thereof, be cancelled and extinguished and be converted into the right to receive upon the surrender of the certificate representing such share (i) from Carnegie that fraction of a share of Carnegie Common Stock equal to the quotient (the "Conversion Ratio") obtained from dividing the Regent Book Value Per Share (as hereinafter defined) by the Carnegie Book Value Per Share (as hereinafter defined) and (ii) from Regent one uncertificated unit of beneficial interest (a "Unit") in the Regent Liquidation Trust. The "Regent Book Value Per Share" shall mean the quotient obtained by dividing (x) the total shareholders' equity of Regent as reflected on the Regent Financial Statements as of the last day of the month ended immediately preceding the Effective Time, as determined in accordance with generally accepted accounting principles consistently applied, except that the following adjustments shall be made to the total shareholders' equity of Regent: (A) no effect shall be given to unrealized holding gains or losses on available for sale securities held by the Bank, (B) all automobile insurance premium finance loans (the "IPF Loans") made by the

        Bank and not charged off pursuant to the Bank's policy or pursuant to
        Section 6.2(k) of the Agreement shall be deducted from the total shareholders' equity of Regent and (C) such shareholders' equity shall be reduced by $410,000 in recognition of Merger-related expenses incurred by Carnegie by (y) the number of issued and outstanding shares of Regent Common Stock and Regent Preferred Stock (as hereinafter defined) as of the Effective Time less the number of shares of Regent Common Stock and Regent Preferred Stock held by Regent and any of its subsidiaries. The "Carnegie Book Value Per Share" shall mean the quotient obtained by dividing (x) the total shareholders' equity of Carnegie as reflected on the Carnegie Financial Statements as of the last day of the month ended immediately preceding the Effective Time, as determined in accordance with generally accepted accounting principles consistently applied, except that no effect shall be given to unrealized holding gains or losses on available for sale securities held by CBN by
        (y) the number of issued and outstanding shares of Carnegie Common Stock, less the number of shares of Carnegie Common Stock held by Carnegie and any of its subsidiaries. The "Regent Liquidation Trust" means the Liquidation Trust created by the Liquidating Trust Agreement (the "Trust Agreement") dated as of October 2, 1996 by and among Regent, on behalf of the holders of Regent's capital stock, and John J. Lyons, Frederick W. Dreher and Abraham Bettinger as Trustees, pursuant to which the Bank will transfer the Receivables to the Regent Liquidation Trust upon the Effective Time.

                          "(b) Regent Convertible Preferred Stock. Each outstanding share of Regent's Series A Preferred Stock, par value $0.10 per share, Regent Series B Convertible Preferred Stock, par value $.10 per share, Regent Series C Convertible Preferred Stock, par value $.10 per share, Regent Series D Convertible Preferred Stock, par value $.10 per share, and Regent Series E Convertible Preferred Stock, par value $.10 per share (collectively, the "Regent Preferred Stock") (other than Dissenting Shares as hereinafter defined) shall, by virtue of the Merger and without any action on the part of Carnegie, Regent or the holder thereof, be cancelled and extinguished and be converted into the right to receive, upon surrender of the certificate representing such share, (i) that fraction of a share of Carnegie Common Stock equal to the Conversion Ratio and (ii) one Unit in the Regent Liquidation Trust.

                          "(c) Fractional Shares. No fractional shares of Carnegie Common Stock will be issued, and in lieu thereof, each holder of a Regent security who would otherwise be entitled to a fractional interest in a share of Carnegie Common Stock will receive an amount in cash determined by multiplying such fractional interest in a share of Carnegie Common Stock by the average closing price of Carnegie Common Stock on the Nasdaq National Market System on the first ten (10) trading days of the fifteen (15) days preceding the Effective Time. All shares of Carnegie Common Stock to which any holder of a Regent security would otherwise be entitled will be aggregated for purposes of determining whether or not such security holder is entitled to a fractional share interest.

                          "(d) Adjustments. In case Carnegie shall at any time or times between the date of this Agreement and the Effective Time either (i) pay a dividend or make any other distribution payable on Carnegie Common Stock in capital stock of Carnegie or (ii) subdivide or combine the outstanding shares of Carnegie Common Stock, by reclassification or otherwise, or issue by reclassification of Carnegie Common Stock, any shares of capital stock of Carnegie, then in each such case, the Conversion Ratio shall be proportionately increased or decreased, as the case may be, effective upon the record date for any such dividend or distribution or effective immediately after the effective date of such subdivision, combination or reclassification."

        5. Section 2.3 of the Agreement is hereby amended so that as amended the new Section 2.3 shall read in its entirety as follows:

               "2.3  Exchange of Securities.

                     "(a) Regent and Carnegie shall hereafter appoint a mutually acceptable party to act as the exchange agent for purposes of effecting the conversion of Regent securities as set forth above (the "Exchange Agent"). As soon as practicable after the Effective Time, the Exchange Agent shall mail to each holder of record (a "Record Holder") of Regent Common Stock or Regent Preferred Stock, a mutually agreed upon letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the certificates or other instruments representing any Regent security (a "Certificate") shall pass, only upon delivery of the Certificates to the Exchange Agent), and instructions for use in effecting the surrender of the Certificates in exchange for Carnegie Common Stock (and cash in lieu of fractional shares) as provided in Section 2.2 hereof. Upon surrender of a Certificate for exchange and cancellation to the Exchange Agent, together with such letter of transmittal, duly executed, the Record Holder shall be entitled to receive promptly in exchange for such Certificate the Carnegie Common Stock, as provided in Section 2.2 hereof and the Certificates so surrendered shall be cancelled. The Exchange Agent shall not be obligated to deliver or cause to be delivered to any Record Holder of the Carnegie Common Stock to which such Record Holder would otherwise be entitled until such Record Holder surrenders the Certificate for exchange or, in default thereof, an appropriate Affidavit of Loss and Indemnity Agreement and/or a bond as may be reasonably required in each case by Carnegie. Notwithstanding the time of surrender of the Certificates, Record Holders shall be deemed stockholders of Carnegie for all purposes from the Effective Time, except that Carnegie shall withhold the payment of dividends to any Record Holder until such Record Holder effects the exchange of Certificates for Carnegie Common Stock. Such Record Holder shall receive such withheld dividends, without interest, upon effecting such exchange.



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



                     "(b) After the Effective Time, there shall be no transfers on the stock transfer books of Regent of the shares of Regent Common Stock or Regent Preferred Stock which were outstanding immediately prior to the Effective Time and, if any Certificates representing such shares are presented for transfer, they shall be cancelled and exchanged for Carnegie Common Stock.

                     "(c) If issuance of the Carnegie Common Stock, pursuant to this Section 2.3 is to be made in a name other than that in which the Certificate surrendered in exchange therefor is registered, it shall be a condition of such payment that the Certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such payment shall pay to the Exchange Agent in advance any transfer or other taxes required by reason of the payment to a person other than the registered holder of the Certificate surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable."

        6. The introductory paragraph to Article III of the Agreement is hereby amended so that as amended the introductory paragraph to Article III of the Agreement shall read in its entirety as follows:

                "References herein to the "Regent Disclosure Schedule" shall mean all of the disclosure schedules required by this Article III, dated as of the date of this Amendment and referenced in the Agreement as amended by this Amendment, which have been delivered on the date of this Amendment by Regent to Carnegie. Regent hereby represents and warrants to Carnegie as follows:"

        7. The introductory paragraph to Article IV of the Agreement is hereby amended so that as amended the introductory paragraph to Article IV of the Agreement shall read in its entirety as follows:

                "References herein to the "Carnegie Disclosure Schedule" shall mean all of the disclosure schedules required by this Article IV, dated as of the date of this Amendment and referenced in the Agreement as amended by this Amendment, which have been delivered on the date of this Amendment by Carnegie to Regent. Carnegie hereby represents and warrants to Regent as follows:"

        8. Section 5.2(b) of the Agreement is hereby amended so that as amended
Section 5.2(b) shall read in its entirety as follows:

                "5.2 (b) except for (i) the issuance of Regent Common Stock or Carnegie Common Stock pursuant to the present terms of the outstanding Regent Options or Carnegie Options, as the case may be, and the Regent Warrants or upon the conversion of outstanding shares of Regent Preferred Stock or the Carnegie Warrants, as the case may be, (ii) the issuance of Regent Common


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



        Stock to those principals of Regent who contributed capital to Regent in the aggregate amount of $1 million in September 1996 in an amount not in excess of 250,000 shares of Regent Common Stock and (iii) the issuance of Regent Common Stock, if any, the aggregate value of which shall not exceed $1 million, resulting from any regulatory order or action requiring the principals of Regent to make further capital contributions to Regent, change the number of shares of its authorized or issued common or preferred stock or issue or grant any option, warrant, call, commitment, subscription, right to purchase or agreement of any character relating to the authorized or issued capital stock of Regent or any Regent Subsidiary or Carnegie or any Carnegie Subsidiary, as the case may be, or any securities convertible into shares of such stock, or split, combine or reclassify any shares of its capital stock, or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, other than Regent's regular dividends as set forth in the Regent Disclosure Schedule and other than Carnegie's regular dividends as set forth in the Carnegie Disclosure Schedule, or redeem or otherwise acquire any shares of such capital stock."

        9. Sections 5.6(a), 5.6(d) and 5.6(e) of the Agreement are hereby amended so that as amended Sections 5.6(a), 5.6(d) and 5.6(e) shall read in their entirety as follows:

                 "5.6  Regulatory Matters.

                           "(a) For the purposes of holding the meetings of Carnegie and Regent stockholders referred to in Section 5.7 hereof and registering or otherwise qualifying under applicable federal and state securities laws the Carnegie Common Stock to be issued to the holders of Regent Common Stock and Regent Preferred Stock in connection with the Merger, the parties hereto shall cooperate in the preparation and filing by Carnegie of a Registration Statement with the SEC on Form S-4 which shall include an appropriate proxy statement and prospectus satisfying all applicable requirements of applicable state and federal laws, including the Securities Act of 1933, as amended (the "1933 Act"), the 1934 Act and applicable state securities laws and the rules and regulations thereunder. (Such proxy statement and prospectus in the form mailed by Carnegie and Regent to their respective stockholders together with any and all amendments thereof or supplements thereto, is herein referred to as the "Proxy Statement/Prospectus" and the various documents to be filed by Carnegie under the 1933 Act with the SEC to register for sale the Carnegie Common Stock to be issued to the holders of Regent Common Stock and Regent Preferred Stock, including the Proxy Statement/Prospectus, are referred to herein as the "Registration Statement").

                           "(d) Carnegie and Regent shall as promptly as practicable make such filings as are necessary in connection with the offering of the Carnegie Common Stock with applicable state securities agencies and shall use all reasonable efforts to qualify the offering of the Carnegie Common Stock under applicable state securities laws at the earliest practicable date. Regent shall promptly furnish Carnegie with such information regarding the Regent stockholders as Carnegie requires to enable it to determine what filings are required hereunder. Regent authorizes Carnegie to utilize in such filings the information concerning Regent and the Bank provided to Carnegie in connection with, or contained in, the Proxy Statement/Prospectus. Carnegie shall furnish Regent with copies of all such filings and keep Regent advised of the status thereof. Carnegie shall as promptly as practicable file the Registration Statement containing the Proxy Statement/Prospectus with the SEC, and shall promptly furnish copies to Regent of all communications, oral or written, with the SEC concerning the Registration Statement and the Proxy Statement/Prospectus.

                          "(e) Carnegie shall cause the Carnegie Common Stock to be issued in connection with the Merger to be included for quotation on the National Association of Securities Dealers National Market System."

        10. Section 5.7 of the Agreement is hereby amended so that as amended
Section 5.7 shall read in its entirety as follows:

                "5.7 Approval of Stockholders. Each of Carnegie and Regent will
        (a) take all steps necessary duly to call, give notice of, convene and hold meetings of their respective stockholders as soon as reasonably practicable for the purpose of securing the approval by such stockholders of this Agreement and the transactions contemplated hereby
        (b) subject to the right of the Board of Directors of Regent or Carnegie to withdraw or modify such recommendations if such Board of Directors determines that it is required to do so in its exercise of its fiduciary duties and other legal obligations after consultation with counsel, recommend to their respective stockholders approval of this Agreement and the transactions contemplated hereby and use their best efforts to obtain, as promptly as practicable, such approvals and (c) cooperate and consult with each other with respect to each of the foregoing matters. In connection therewith, (a) each director of Regent and Carnegie agrees, subject to the exercise of his or her fiduciary duties after consultation with counsel, (i) to vote in favor of the Merger and
        (ii) take such action as is necessary or is reasonably required by Carnegie, in the case of Regent, or Regent, in the case of Carnegie, to consummate the Merger, and (b) each stockholder of Regent who is also a director of Regent agrees, in his or her capacity as a stockholder of Regent, to vote all Regent Common Stock and Regent Preferred Stock he or she owns of record in favor of the Merger. Each director of Carnegie and Regent, as the case may be, shall furnish a certificate to Regent and Carnegie, as the case may be, evidencing his or her agreement to the provisions of the immediately preceding sentence of this Section 5.7. Regent agrees that, if requested by Carnegie, Regent will retain a proxy solicitor to assist in the obtaining of proxies from Regent's stockholders."

        11. Section 5.10 of the Agreement is hereby amended so that as amended
Section 5.10 shall read in its entirety as follows:

                5.10 Failure to Fulfill Conditions. In the event that Carnegie or Regent determines that a material condition to its obligation to consummate the transactions contemplated hereby cannot be fulfilled on or prior to April 30, 1997 and that it will not waive that condition, it will promptly notify the other party. Except for any acquisition or merger discussions Carnegie or Regent may enter into with other parties, unless the Board of Directors of Regent or Carnegie determines in good faith, after consultation with outside legal counsel, that taking such action would create a reasonable possibility of a breach of the fiduciary duties of such Board of Directors in connection with seeking an Acquisition Transaction that is more favorable to the stockholders of that party than the Merger, Regent and Carnegie will promptly inform the other of any facts applicable to Regent or Carnegie, respectively, or their respective directors or officers, that would be likely to prevent or materially delay approval of the Merger by any governmental authority or which would otherwise prevent or materially delay completion of the Merger."

        12. Section 5.12 of the Agreement is hereby amended so that as amended
Section 5.12 of the Agreement shall read in its entirety as follows:

                "5.12 Transaction Expenses. Regent shall advise Carnegie and Carnegie shall advise Regent monthly of all out-of-pocket expenses which Regent or Carnegie, as the case may be, has incurred in connection with the transactions contemplated by this Agreement. From and after the date of this Amendment, Carnegie agrees to reimburse Regent, and Regent agrees to reimburse Carnegie, on a current, ongoing basis, for any out-of-pocket expenses reasonably incurred by Carnegie or Regent, as the case may be, because of actions taken or actions not taken by Carnegie or Regent, as the case may be, which result in the substantial delay of the consummation of the transactions contemplated by this Agreement."

        13. Section 5.13 of the Agreement is hereby amended so that as amended
Section 5.13 of the Agreement shall read in its entirety as follows:

                "5.13 Closing. The parties hereto shall cooperate and use their reasonable efforts to try to cause the Effective Time to occur on or before April 30, 1997."

        14. Section 5.14 of the Agreement is hereby amended so that as amended
Section 5.14 shall read in its entirety as follows:

                "5.14 Employment Matters. Carnegie shall enter into employment agreements, effective upon the Effective Time, with Mr. Thomas L. Gray to serve as President of the Surviving Corporation and the Surviving Bank for a period of three (3) years, with Ms. Barbara H. Teaford to serve as an executive vice president of the Surviving Bank for a period of three (3) years and with Mr. Mark Wolters to serve as an executive vice president of the Surviving Bank for a period of three (3) years. Such employment agreements shall provide for compensation of not less than $200,000 in the case of Mr. Gray, not less than $110,000 in the case of Ms. Teaford and not less than $110,000 in the case of Mr. Wolters, and shall have such other terms as shall be mutually agreeable to the parties."

        15. Section 5.17 of the Agreement is hereby amended so that as amended
Section 5.17 shall read in its entirety as follows:

                "5.17 Agreement of Certain Regent Holders. Within 14 days of the date of this Amendment, Regent shall: (a) deliver to Carnegie a written agreement executed by each organizer of Regent and (b) use its best efforts to cause each other Director and executive officer of Regent to execute and deliver to Carnegie a written agreement, in each case to the effect that, each such party agrees with Regent and Carnegie that prior to the expiration date of any Regent Options or Regent Warrants as extended hereby, such party will not exercise any Regent Warrants or Regent Options held by such party. Such agreement shall be in form reasonably satisfactory to counsel for Carnegie and Regent."

        16. Section 5.18(c) of the Agreement is hereby amended so that as amended Section 5.18(c) shall read in its entirety as follows:

                "(c) Carnegie shall maintain in effect for not less than six years from the Effective Time the policies of directors' and officers' liability insurance most recently maintained by Regent, provided that Carnegie may substitute therefor policies with reputable and financially sound carriers of at least the same coverage containing terms and conditions which are no less advantageous for so long as such substitution does not result in gaps or lapses in coverage, with respect to claims arising from or relating to matters occurring prior to the Effective Time; provided that in no event shall Carnegie be required to expend more than an amount per year equal to 250% of the current annual premiums paid by Regent (the "Premium Amount") to maintain or procure insurance coverage pursuant hereto and further provided, that if Carnegie is unable to obtain for the Premium Amount the insurance called for by this Section 5.18(c), Carnegie shall obtain as much comparable insurance as is available for the Premium Amount per year and the former officers and directors of Regent who are covered by such insurance shall pay any premiums in excess of the Premium Amount as is necessary to maintain the amount of such insurance as maintained by Regent at the Effective Time. Such officers and directors shall pay such premiums pro rata in accordance with their annual rate of compensation from Regent or the Bank at the date of this Amendment. Carnegie shall pay all expenses (including attorneys' fees) that may be incurred by any Indemnified Party in enforcing the indemnity and other obligations provided for in this Section 5.18."

        17. A new Section 5.20 is hereby added to the Agreement which Section
5.20 shall read in its entirety as follows:

                "5.20 Loan Participations. Regent and the Bank agree that the Bank will not reduce the amount of any loan loss reserves specifically allocated on its books to any loan in which the Bank has sold a participation to CBN pursuant to the Loan Participation Agreement dated as of September 13, 1996 between the Bank and CBN until the earlier to occur of the repayment of such loan in full or the Bank's repurchase in full of such loan from CBN."

        18. Sections 6.1(a) and 6.1(d) of the Agreement are hereby amended so that as amended Sections 6.1(a) and 6.1(d) shall read in their entirety as follows:

                          "(a) Approval of Stockholders; SEC Registration. This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of the stockholders of each of Carnegie and Regent. The Registration Statement shall have been declared effective by the SEC and shall not be subject to a stop order or any threatened stop order, and the issuance of the Carnegie Common Stock shall have been qualified in every state where such qualification is required under the applicable state securities laws. The Carnegie Common Stock to be issued in connection with the Merger shall have received approval to be included for quotation on the National Association of Securities Dealers National Market System."

                          "(d) Tax-Free Exchange. Carnegie and Regent shall have received an opinion, satisfactory to Carnegie and Regent, of McCarter & English, counsel for Carnegie, to the effect that the transactions contemplated hereby will result in a reorganization (as defined in Section 368(a) of the Code), and accordingly (i) no gain or loss will be recognized for federal income tax purposes by Carnegie, Regent, CBN or the Bank to the extent such entities receive and/or distribute property (including stock and/or securities) which may be received or distributed on a tax-free basis in a reorganization under
        Section 368(a) or the Code and (ii) no gain or loss will be recognized for federal income tax purposes by the stockholders of Regent who exchange their shares of Regent Common Stock or Regent Preferred Stock for Carnegie Common Stock (except to the extent that cash is received in lieu of fractional shares of Carnegie Common Stock or is paid to holders of Dissenting Shares), (iii) the basis of any Carnegie Common Stock received by the holders of Regent Common Stock and Regent Preferred Stock will be, in each instance, the same as the basis of the Regent Common Stock and Regent Preferred Stock surrendered in exchange therefor and (iv) the holding period of any Carnegie Common Stock received by the holders of Regent Common Stock or Regent Preferred Stock surrendered in exchange therefor will include the holding period for the Regent Common Stock and Regent Preferred Stock surrendered therefor."

        19. New Section 6.1(e) is hereby added to the Agreement, which Section 6.1(e) shall read in its entirety as follows:

                 "(e) As of the date of the Closing, Regent shall have a minimum of $6.5 million in stockholders' equity as determined in accordance with generally accepted accounting principles, except that no adjustment will have been made for changes in the market value of available-for-sale securities in calculating such amount."

        20. Sections 6.2(g) and 6.2(h) are hereby amended so that as amended Sections 6.2(g) and 6.2(h) shall read in their entirety as follows:

                 "(g) Regulatory Action. No regulatory agency having jurisdiction over the Merger or the Bank Merger shall have imposed any condition upon their approval of the Merger or the Bank Merger, or have taken any action against Regent or the Bank which will be binding upon the Surviving Bank or the Surviving Corporation, which, in the reasonable opinion of Carnegie, will materially impair the value of Regent and/or the Bank to Carnegie or materially impair or restrict the operations of the Surviving Bank or the Surviving Corporation after the Merger."

                 "(h) Legal Proceedings Against Regent. No legal proceedings shall be pending or threatened against Regent or the Bank, whether brought by a stockholder of Regent, an insurance agent or insurance company in connection with the IPF loans or any other party which, in the reasonable determination of Carnegie based upon and in accordance with the advice of Carnegie's counsel, could reasonably be expected to result in a material adverse impact upon Regent or the Bank or the Surviving Corporation or the Surviving Bank."

        21. Sections 6.2(i) and 6.2(j) are hereby amended so that as amended Sections 6.2(i) and 6.2(j) shall read in their entirety as follows:

                "(i) Exercise of Dissenters Rights. In the aggregate, not more than 10% of the holders of Carnegie Common Stock, Regent Common Stock, Regent Series A Preferred Stock, Regent Series B Convertible Preferred Stock, Regent Series C Convertible Preferred Stock, Regent Series D Convertible Preferred Stock and Regent Series E Convertible Preferred Stock combined shall have exercised their dissenters rights of appraisal pursuant to N.J.S.A. 14A:11-1 et seq.

                "(j) Regent shall have delivered to Carnegie copies of Regent's audited consolidated financial statements for the year ending December 31, 1996. Such Regent Financial Statements for the year ending December 31, 1996 shall (i) be accompanied by the unqualified audit opinion of Arthur Andersen, LLP and (ii) not reflect a material adverse change from the consolidated financial condition and the consolidated results of operations of Regent as reflected in the unaudited Regent Financial State-ments for the nine months ended September 30, 1996 included in the Registration Statement."

        22. New Sections 6.2(k) and 6.2(l) are hereby added to the Agreement which Sections 6.2(k) and 6.2(l) shall read in their entirety as follows:

                "(k) As of the last day of the month ended immediately preceding the Effective Time, the Bank shall have charged-off all IPF Loans.

                "(l) Carnegie shall have received a letter addressed to it, dated the date of the Closing, in form and substance reasonably satisfactory to Carnegie, from each director of Regent to the effect that the representations and warranties of Regent contained in this Agreement are, to the best of such director's personal knowledge, true and correct in all material respects.

        23. Section 6.3(f) of the Agreement is hereby deleted.

        24. Sections 7.1(b) and 7.1(c) of the Agreement are hereby amended so that as amended Sections 7.1(b) and 7.1(c) shall read in their entirety as follows:

                "(b) By Carnegie or Regent (i) if the Effective Time shall not have occurred on or prior to April 30, 1997 or (ii) if a vote of the stockholders of Carnegie or Regent is taken and either the Carnegie or Regent stockholders fail to approve this Agreement at their respective meetings (or any adjournment thereof) held for such purpose, unless in each case the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe its agreements set forth herein to be performed or observed by such party (or the directors of Regent or Carnegie) at or before the Effective Time.

                "(c) By Carnegie or Regent upon written notice to the other if any application for regulatory or governmental approval necessary to consummate the Merger and the Bank Merger and the other transactions contemplated hereby shall have been denied or withdrawn at the request or recommendation of the applicable regulatory agency or governmental authority or by Carnegie upon written notice to Regent if any such application is approved with conditions which materially impair the value of Regent and the Bank, taken as a whole, to Carnegie, or which would materially impair the value of the shares of Carnegie Common Stock to be issued to the holders of Regent Common Stock and Preferred Stock and who will receive Carnegie Securities pursuant to Article II hereof."

        25. Sections 8.1(a) and 8.1(c) of the Agreement are hereby amended so that as amended Sections 8.1(a) and 8.1(c) shall read in their entirety as follows:

                "(a) Whether or not the Merger is consummated and except as otherwise provided in Section 5.12 hereof or in this Section 8.1, all costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring the cost or expense, provided that in the event the Merger is not consummated for any reason other than the termination of the Agreement by Regent pursuant to Section 7.1(e)(ii) of this Agreement, Regent shall pay to Carnegie all costs and expenses incurred by Carnegie in connection with the transactions contemplated by this Agreement, including all fees and expenses of Carnegie's auditors, attorneys and investment banker, all printing costs in connection with the Registration Statement contemplated by Section 5.6 hereof and all filing fees, less $250,000 and less any payment made by Regent to Carnegie pursuant to Section 5.12 of this Agreement. Such payment shall be made by Regent in next day funds within five business days after receipt by Regent of a demand therefor by Carnegie accompanied by an accounting in reasonable detail of all such expenses. Regent agrees to secure the payment of such expenses, in a manner satisfactory to both parties, by October 15, 1996."

                "(c) Regent agrees to pay Carnegie a fee in immediately available funds equal to $1,000,000 upon the termination of the Agreement by Carnegie pursuant to Section 7.1(i) hereof or by Regent pursuant to Section 7.1(h) hereof."

        26. In all other respects, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

        IN WITNESS WHEREOF, Carnegie, CBN, Regent and the Bank have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.

                                             CARNEGIE BANCORP


                                             By: /s/ Thomas L. Gray, Jr.
                                                ------------------------------
                                                Thomas L. Gray, Jr., President
                                                  and Chief Executive Officer


                                             CARNEGIE BANK, N.A.


                                             By: /s/ Thomas L. Gray, Jr.
                                                ------------------------------
                                                Thomas L. Gray, Jr., President
                                                  and Chief Executive Officer


                                             REGENT BANCSHARES CORP.


                                             By: /s/ David W. Ring
                                                ------------------------------
                                                David W. Ring, Chairman
                                                  of the Board


                                             REGENT NATIONAL BANK


                                             By: /s/ David W. Ring
                                                ------------------------------
                                                David W. Ring, Chairman
                                                  of the Board